Commitments and Contingencies	12 Months Ended
Dec. 31, 2023
Commitments and Contingencies
Commitments and Contingencies

Note 17. Commitments and Contingencies

Commitments

Miners and mining equipment

During the year ended December 31, 2023, the Company paid $191.1 million in deposits and payments to MicroBT for the purchase of miners pursuant to the Master Agreement described herein. The remaining commitment of approximately $270.4 million is due in installments through approximately April 2025 based on the estimated miner delivery schedule. Total payments of $220.0 million and $50.4 million are expected to be made in 2024 and 2025, respectively.

During the year ended December 31, 2023, the Company paid $31.2 million in deposits and payments to Midas for the purchase of immersion cooling systems described herein. The remaining commitment of approximately $21.1 million is due in installments in early 2024, based on the estimated delivery schedule.

Operating leases

The Company leases its primary office locations and has a ground lease for its Rockdale Facility under noncancelable lease agreements that expire on varying dates through 2032. For additional information see Note 13. Leases.

Water reservation agreement

The Company has a water reservation agreement, as amended, with the lessor of its ground lease to secure a certain quantity of non-potable water from a nearby lake to be used by the Company at its Rockdale Facility. The water reservation agreement runs through January 2032 and requires annual payments of approximately $2.2 million.

The Company concluded that the water reservation agreement was not a lease or a derivative instrument. Because the Company obtained an additional right of use for the reserved water amount, and the charges were increased by a standalone price commensurate with the additional water use rights and at market rates, the water reservation agreement was determined to be a lease modification accounted for as a separate contract. As such, the fees of the water reservation agreement were excluded from the lease payments of the ground lease and the water reservation agreement was accounted for as a separate executory contract.

Contingent consideration liability

In February 2021, the State of Texas experienced an extreme and unprecedented winter weather event that resulted in prolonged freezing temperatures and caused an electricity generation shortage that was severely disruptive to the whole state. While demand for electricity reached extraordinary levels due to the extreme cold, the supply of electricity significantly decreased in part because of the inability of certain power generation facilities to supply electric power to the grid. Due to the extreme market price of electricity during this time, at the request of ERCOT, the Company stopped supplying power to its customers and instead sold power back to the grid.

In April 2021, under the provisions of the PPA, and as a result of the weather event, the Company entered into a Qualified Scheduling Entity (“QSE”) Letter Agreement, which resulted in the Company being entitled to receive approximately $125.1 million for its power sales during the February winter storm, all under the terms and conditions of the QSE Letter Agreement. The Company received cash of $29.0 million in April 2021 (after deducting $10.0 million in power management fees owed by Whinstone), approximately $59.7 million was credited against power bills of the Company during 2022, with the remaining $26.3 million being contingent upon ERCOT’s future remittance. These amounts are recognized gross before fair value adjustments and expenses incurred by the Company for power management fees noted above and customer settlements. The fair value of the settlement agreement was estimated and recognized as an asset as part of acquisition accounting.

As part of the Whinstone Acquisition (see Note 3. Acquisitions), the Company is obligated to pay the seller up to $86.0 million, net of income taxes, (undiscounted) of additional consideration if certain power credits are received or realized by the Company arising from the February 2021 weather event. Upon the acquisition of Whinstone, the estimated fair value of the contingent consideration was approximately $83.0 million.

The estimated fair value measurement is based on significant inputs not observable in the market and thus represents a Level 3 measurement.

Upon the acquisition of Whinstone, the Company estimated the fair value of the contingent consideration using a discounted cash flow analysis, which included estimates of both the timing and amounts of potential future power credits. These estimates were determined using the Company’s historical consumption quantities and patterns combined with management’s expectations of its future consumption requirements, which required significant judgment and depend on various factors outside the Company’s control, such as construction delays. The discount rate of approximately 2.5% included observable market inputs, but also included unobservable inputs such as interest rate spreads, which were estimated based on qualitative judgment related to company-specific risk factors. Specifically, the Company used S&P Global’s B credit rating in the yield curve to estimate a reasonable interest rate spread to determine the cost of debt input because the power credits are subordinated obligations of the Company’s counterparty. Although these estimates are based on management’s best knowledge of current events, the estimates could change significantly from period to period.

The following table presents the changes in the estimated fair value of our contingent consideration liability:

Balance as of December 31, 2022	$24,935
Change in contingent consideration	(24,026)
Change in fair value of contingent consideration	—
Balance as of December 31, 2023	$909

Approximately $1.2 million of remaining future power credits to be received are estimated to be received over a period of 12 years. The Company determined the value of the contingent consideration as of December 31, 2023, using a discount rate of approximately 8.0%, which was based on the factors above, including the recent increase in interest rates.

Contingencies

Legal proceedings

The Company, and our subsidiaries, are subject at times to various claims, lawsuits and governmental proceedings relating to our business and transactions arising in the ordinary course of business. We cannot predict the final outcome of such proceedings. Where appropriate, we vigorously defend such claims, lawsuits and proceedings. Some of these claims, lawsuits and proceedings seek damages, including, direct, consequential, exemplary, and/or punitive damages, in amounts that could, if awarded, be significant. Certain of the claims, lawsuits and proceedings arising in ordinary course of business are covered by our insurance program. We maintain property, and various types of liability insurance in an effort to protect ourselves from such claims. In terms of any matters where there is no insurance coverage available to us, or where coverage is available and we maintain a retention or deductible associated with such insurance, we may establish an accrual for such loss, retention or deductible based on current available information. In accordance with accounting guidance, if it is probable that an asset has been impaired or a liability has been incurred as of the date of the financial statements, and the amount of loss is reasonably estimable, then an accrual for the cost to resolve or settle these claims is recorded by us on the Consolidated Balance Sheets. If it is reasonably possible that an asset may be impaired as of the date of the financial statement, then we disclose the range of possible loss. Paid expenses related to the defense of such claims are recorded by us as incurred and paid. Management, with the assistance of outside counsel, may from time to time adjust such accruals according to new developments in the matter, court rulings, or changes in the strategy affecting our defense of such matters. On the basis of current information, we do not believe there is a reasonable possibility that any material loss, if any, will result from any claims, lawsuits and proceedings to which we are subject to either individually, or in the aggregate.

Northern Data Working Capital Disputes

On September 7, 2022, the Company filed a complaint against Northern Data AG (“Northern Data”) in the Delaware Court of Chancery (Case No. C.A. No. 2022-0792-LWW) disputing the purchase price of Whinstone and seeking declaratory relief and specific performance of the stock purchase agreement. On March 31, 2023, the parties filed a stipulation agreeing to dismiss all claims without prejudice and to submit the dispute for final determination to an independent accountant. The Company placed approximately $29.5 million in escrow pending the final determination of the independent accountant, and, on June 9, 2023, the independent accountant rendered a written final determination finding in favor of the Company on disputed issues totaling approximately $27.1 million. Accordingly, approximately $27.1 million of the escrowed amount was released from escrow and distributed to the Company on June 13, 2023, with the remaining approximately $2.4 million held in escrow allocated to Northern Data. As a result, the Company recognized a Deferred gain on acquisition post-close dispute settlement of $26.0 million on the Consolidated Balance Sheets.

Following the final determination, Northern Data filed a complaint against the Company in the Delaware Court of Chancery (the “Chancery Court”) on June 23, 2023 (Case No. C.A. No. 2023-0650-LWW) challenging the independent accountant’s written final determination and seeking to re-litigate the purchase price adjustment process. The Company contests the legal and factual basis of Northern Data’s claims and filed a motion to dismiss the complaint on July 17, 2023, which the Chancery Court heard on February 13, 2024. The Chancery Court took the matter under advisement and it is now pending a ruling. While the Company intends to vigorously oppose such complaint, the Company cannot accurately predict the outcome of such ongoing litigation, or estimate the magnitude of such outcome, due to its early stage.

Legacy Hosting Customer Disputes

Rhodium

On May 2, 2023, Whinstone filed a petition in the District Court for the 20th Judicial District of Milam County, Texas (Case No. CV41873), which it later amended, against Rhodium 30MW, LLC, Rhodium JV, LLC, Air HPC LLC, and Jordan HPC, LLC (collectively, “Rhodium”) asserting breach of contract claims for Rhodium’s failure to pay amounts due under Rhodium’s colocation agreements with Whinstone. Whinstone seeks recovery of more than $26.0 million, plus reasonable attorneys’ fees and costs, expenses, and pre- and post-judgment interest.  On June 12, 2023, Rhodium answered and, along with non-parties Rhodium Encore LLC, Rhodium 2.0 LLC, and Rhodium 10mw LLC (collectively, the “Non-Parties”), moved to compel arbitration and filed counterclaims for breach of contract seeking recovery of at least $7.0-$10.0 million in power credits allegedly owed to Rhodium under the superseded agreements, as well as lost profits. On August 2, 2023, Rhodium disclosed the amount of damages it seeks to recover for these claims, which includes at least $42.0 million in alleged energy credits, at least $1.0 million in alleged lost profits for power diversion, and at least $0.7 million in alleged direct damages for breach of contract, plus lost profits and reasonable and necessary attorneys’ fees. On August 28, 2023, the district court granted Rhodium’s motion to compel arbitration and stay litigation. On November 27, 2023, Whinstone terminated the Rhodium JV, LLC and Air HPC LLC hosting agreements at the Rockdale Facility with immediate effect. On December 11, 2023, Rhodium and the Non-Parties submitted an arbitration demand to the American Arbitration Association seeking approximately $55.0 million in damages and specific performance of unspecified contracts. Whinstone believes Rhodium’s claims are without merit and intends to vigorously contest them, as appropriate. Because this litigation is still at this early stage, the Company cannot reasonably estimate the likelihood of an unfavorable outcome or the magnitude of such an outcome, if any.

SBI Crypto Co.

On April 5, 2023, SBI Crypto Co., Ltd. (“SBI”) filed a complaint in the United States District Court for the Western District of Texas (Case No. 6:23-cv-252), which it later amended, against Whinstone alleging breach of contract, fraud, and negligent bailment claims. On July 21, 2023, Whinstone filed a motion to dismiss the amended complaint, which was denied on October 25, 2023. SBI seeks recovery of at least $15.0 million in lost profits, at least $16.0 million for equipment damage, reasonable attorneys’ fees and costs, expenses, costs, and pre- and post-judgment interest. Whinstone believes many of the claims are barred or waived and substantively lack merit, and Whinstone plans to vigorously contest the same, as appropriate. While a preliminary investigation of the merits of SBI’s claims has commenced, because this litigation is still at this early stage, the Company cannot reasonably estimate the likelihood of an unfavorable outcome or the magnitude of such an outcome, if any.

GMO

On June 13, 2022, GMO Gamecenter USA, Inc. and its parent, GMO Internet, Inc., (collectively “GMO”) filed a complaint against Whinstone alleging breach of contract under the colocation services agreement between GMO and Whinstone, seeking damages in excess of $150.0 million. The case is pending in the United States District Court for the Southern District of New York (Case No. 1:22-cv-05974-JPC). Whinstone has responded to GMO’s claims and raised counterclaims of its own, alleging GMO itself breached the colocation services agreement, seeking a declaratory judgment and damages in excess of $25.0 million. On October 19, 2023, GMO filed its fourth amended complaint claiming an additional $496.0 million in damages, for loss of profit and profit sharing, based on Whinstone’s alleged wrongful termination of the colocation services agreement as of June 29, 2023. At this preliminary stage, the Company believes that GMO’s claims lack merit; however, because this litigation is still at this early stage, the Company cannot reasonably estimate the likelihood of an unfavorable outcome or the magnitude of such an outcome, if any.

Class Actions and Related Shareholder Derivative Actions

On August 25, 2023, the United States District Court for the District of New Jersey dismissed the Takata v. Riot Blockchain action (Case No. 3: 18-cv-02293, the “Takata Action”), with prejudice, dismissing all claims.

Following the dismissal of the Takata Action, all shareholder derivative complaints filed against the Company were subsequently dismissed without prejudice. On October 23, 2023, the parties in Jackson v. Riot Blockchain, Inc., et al. (Case No. 604520/18) filed a joint stipulation of discontinuance dismissing all claims without prejudice. On January 18, 2023, the Eighth Judicial District Court of the State of Nevada entered an order voluntarily dismissing In re Riot Blockchain, Inc. Shareholder Derivative Litigation (Case No. A-18-774890-B) without prejudice. On October 6, 2023, plaintiff filed a notice in Finitz v. O’Rourke, et al. (Case No. 1:18-cv-09640) voluntarily dismissing all claims without prejudice. On September 26, 2023, plaintiff filed a notice in Monts v. O’Rourke, et al. (Case No. 1:18-cv-01443) voluntarily dismissing all claims without prejudice.